                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): JANUARY 17, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


               DELAWARE                       1-12202                               93-1120873
     (State or other jurisdiction           (Commission                          (I.R.S. Employer
           of incorporation)                File Number)                       Identification No.)


                     13710 FNB PARKWAY                                              68154-5200
                      OMAHA, NEBRASKA                                               (Zip Code)
         (Address of principal executive offices)




                                 (402) 492-4300
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  The registrant is filing herewith a copy of its press release announcing the acquisition of Viking Gas Transmission Company including a one third interest in Guardian Pipeline, L.L.C. dated January 17, 2003.

ITEM 7. EXHIBITS

                  99.1 Northern Border Partners, L.P. press release dated January 17, 2003.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Northern Border Partners, L.P.
                                      ( A Delaware Limited Partnership)



Dated: January 17, 2003               By:  /s/ Jerry L. Peters
                                         --------------------------------------
                                         Chief Financial & Accounting Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99.1            Northern Border Partners, L.P Press Release dated
                  January 17, 2003.
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